Exhibit 10.1(b)
NINTH AMENDMENT TO
THE CENTURYTEL, INC.
DOLLARS & SENSE PLAN & TRUST

As Amended and Restated Effective
September 1, 2000

WHEREAS the CenturyTel, Inc. Dollars & Sense Plan & Trust ("Plan") was amended and restated effective as of September 1, 2000; and

WHEREAS. Section 13.1 of the Plan allows CenturyTel, Inc. to amend the Plan, and

WHEREAS the Board of Directors authorized the amendment of the Plan to create a profit sharing account so that additional funds could be contributed to this Plan as permitted by the Internal Revenue Code and regulations; and

WHEREAS, the executive officers of the Company were authorized and directed by the Board to prepare and execute the Amendments to the various Plans and Trusts and to take all such other actions as they deem necessary and proper to carry out the recommendations approved in the resolutions.

NOW, THEREFORE, effective November 17, 2005, the Plan is amended as follows:

I.

Add Section 1.1(j)(1) after Section 1.1(j) to read as follows:

"(j)(1)  Profit Sharing Account;

II.

Add Section 1.52(a) after Section 1.52 to read as follows:

1.52(a) Profit Sharing Account.  That portion of a Participant’s Accrued Benefit which consists of Profit Sharing Contributions made to the Plan for the Plan Year by the Employer.

III.

Add Section 1.52(b) after Section 1.52(a) to read as follows:

1.52(b) Profit Sharing Contributions.  Profit Sharing Contributions to the Plan for a Plan Year by the Employer pursuant to Section 3.2(b)(1).

IV.

Add Section 3.2(b)(1) after Section 3.2(b) to read as follows:

(b)(1) Profit Sharing Contributions.  For any Plan Year, the Employer may make discretionary Profit Sharing Contributions to the Plan.

V.

Add the following sentence to the end of Section 4.1:

Profit Sharing Contributions with respect to a Participant shall be allocated to such Participant's Profit Sharing Account.

THUS DONE AND SIGNED this 29th day of December, 2005.

CENTURYTEL, INC.

By: /s/ R. Stewart Ewing, Jr., R. Stewart Ewing, Jr.,
Executive Vice-President and Chief Financial Officer

THUS DONE AND SIGNED this 11th day of January, 2006.

T. ROWE PRICE TRUST COMPANY

By: /s/ Nancy Maitland
Print Name: Nancy Maitland Title: Vice President